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Jeff Donnelly
Chief Financial Officer
(240) 744-1190

Briony Quinn
Senior Vice President
(240) 744-1196

FOR IMMEDIATE RELEASE

DIAMONDROCK HOSPITALITY COMPANY REPORTS THIRD QUARTER RESULTS
Record Third Quarter Revenue & Profits
Completed $1.2 Billion Financing
BETHESDA, Maryland, Thursday, November 3, 2022 – DiamondRock Hospitality Company (the “Company”) (NYSE: DRH), a lodging-focused real estate investment trust that owns a portfolio of 34 premium hotels and resorts in the United States, today announced results of operations for the quarter ended September 30, 2022.

Third Quarter 2022 Highlights

•Net Income: Net income was $28.6 million and earnings per diluted share was $0.12.
•Comparable Revenues: Comparable total revenues were $266.9 million, a 34.2% increase over 2021 and a 11.7% increase over 2019.
•Comparable RevPAR: Comparable RevPAR was $211.40, a 29.3% increase over 2021 and a 8.7% increase over 2019.
•Comparable Hotel Adjusted EBITDA: Comparable Hotel Adjusted EBITDA was $84.2 million, which exceeded the comparable period of 2019 by 16.3%.
•Comparable Hotel Adjusted EBITDA Margin: Comparable Hotel Adjusted EBITDA margin was 31.55%, which exceeded the comparable period of 2019 by 125 basis points.
•Adjusted EBITDA: Adjusted EBITDA was $76.3 million, a 13.0% increase over 2019.
•Adjusted FFO: Adjusted FFO was $60.6 million and Adjusted FFO per diluted share was $0.28.
•Credit Facility Refinancing: In September 2022, the Company successfully completed a $1.2 billion refinancing of its primary unsecured credit facility to address its near-term debt maturities.
•Share Repurchases: In October 2022, the Company repurchased 1.6 million shares of its common stock at an average price of $7.81 per share.

“DiamondRock’s portfolio once again delivered record-setting results as travel demand continues to remain robust,” said Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company. “These outstanding results were enabled by our multi-year strategy to invest in the right types of hotels and resorts in the right types of markets for today’s traveler. We continue to be set up favorably for the emerging travel demand trends.”

Operating Results

Please see “Non-GAAP Financial Measures” attached to this press release for an explanation of the terms “EBITDAre,” “Adjusted EBITDA,” “Hotel Adjusted EBITDA,” “Hotel Adjusted EBITDA Margin,” “FFO” and “Adjusted FFO” and a reconciliation of these measures to net income. Comparable operating results include our 2021 and 2022 acquisitions and exclude our 2021 dispositions, as well as the Kimpton Fort Lauderdale Beach Resort, which opened in April 2021, for all periods presented. See “Reconciliation of Comparable Operating Results” attached to this press release for a reconciliation to historical amounts.

	Quarter Ended September 30,			Change From
	2022	2021	2019	2021	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$281.36	$249.83	$239.39	12.6%	17.5%
Occupancy	75.1%	65.4%	81.2%	9.7%	(6.1)%
RevPAR	$211.40	$163.45	$194.40	29.3%	8.7%
Total RevPAR	$306.35	$228.71	$274.93	33.9%	11.4%
Revenues	$266.9	$198.9	$239.0	34.2%	11.7%
Hotel Adjusted EBITDA	$84.2	$53.5	$72.4	57.4%	16.3%
Hotel Adjusted EBITDA Margin	31.55%	26.89%	30.30%	466 bps	125 bps
Available Rooms	871,332	869,584	869,216	1,748	2,116

Actual Operating Results (2)
Revenues	$268.2	$179.5	$240.3	49.4%	11.6%
Net income (loss)	$28.6	$(1.8)	$11.6	1688.9%	146.6%
Income (loss) per diluted share	$0.12	$(0.02)	$0.06	700.0%	100.0%
Adjusted EBITDA	$76.3	$38.9	$67.5	96.1%	13.0%
Adjusted FFO	$60.6	$20.9	$55.3	190.0%	9.6%
Adjusted FFO per diluted share	$0.28	$0.10	$0.27	180.0%	3.7%

	Nine Months Ended September 30,			Change From
	2022	2021	2019	2021	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$286.56	$244.24	$239.27	17.3%	19.8%
Occupancy	68.7%	48.3%	78.6%	20.4%	(9.9)%
RevPAR	$196.84	$117.85	$188.15	67.0%	4.6%
Total RevPAR	$287.91	$167.80	$273.66	71.6%	5.2%
Revenues	$743.6	$433.0	$705.6	71.7%	5.4%
Hotel Adjusted EBITDA	$236.3	$91.6	$212.7	158.0%	11.1%
Hotel Adjusted EBITDA Margin	31.78%	21.15%	30.15%	1,063 bps	163 bps
Available Rooms	2,582,857	2,580,187	2,578,264	2,670	4,593

Actual Operating Results (2)
Revenues	$746.4	$377.2	$700.6	97.9%	6.5%
Net income (loss)	$91.3	$(192.5)	$49.6	147.4%	84.1%
Income (loss) per diluted share	$0.39	$(0.94)	$0.24	141.5%	62.5%
Adjusted EBITDA	$213.2	$49.1	$197.8	334.2%	7.8%
Adjusted FFO	$168.0	$7.2	$162.3	2233.3%	3.5%
Adjusted FFO per diluted share	$0.78	$0.03	$0.80	2500.0%	(2.5)%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021 and Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022 and exclude the operating results of the Kimpton Fort Lauderdale Beach Resort as the hotel opened in April 2021. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(2) Actual operating results include the operating results of hotels acquired and disposed of for the Company's respective ownership periods.

The following tables provide comparable monthly operating information for the Company's portfolio:

	January 2022	February 2022	March 2022	April 2022	May 2022	June 2022

Number of Hotels	33	33	33	33	33	33
Number of Rooms	9,454	9,454	9,454	9,454	9,454	9,471
Occupancy	41.3%	57.9%	68.4%	72.4%	72.9%	79.4%
ADR	$245.13	$283.49	$296.22	$291.71	$297.08	$302.78
RevPAR	$101.19	$164.25	$202.67	$211.29	$216.62	$240.37
Total RevPAR	$154.77	$242.91	$298.92	$304.35	$325.36	$344.28
2022 vs 2019
Occupancy change in bps	(2,216) bps	(1,633) bps	(1,062) bps	(882) bps	(740) bps	(634) bps
ADR Rate % change	20.6%	29.1%	21.7%	17.5%	16.1%	19.3%
RevPAR % change	(21.5)%	0.7%	5.3%	4.7%	5.4%	10.5%
Total RevPAR % change	(22.2)%	(2.3)%	6.1%	4.3%	7.0%	10.2%

	July 2022	August 2022	September 2022	Preliminary October 2022

Number of Hotels	33	33	33	33
Number of Rooms	9,471	9,471	9,471	9,471
Occupancy	74.9%	74.6%	75.9%	74.8%
ADR	$286.18	$261.49	$296.63	$306.32
RevPAR	$214.31	$195.19	$225.13	$229.24
Total RevPAR	$305.82	$285.29	$328.66	$337.21
2022 vs 2019
Occupancy change in bps	(750) bps	(677) bps	(386) bps	(670) bps
ADR Rate % change	21.7%	15.2%	15.4%	16.2%
RevPAR % change	10.6%	5.6%	9.8%	6.7%
Total RevPAR % change	12.4%	9.5%	12.2%	7.8%

Capital Expenditures

The Company invested approximately $44.6 million in capital improvements at its hotels during the nine months ended September 30, 2022. The Company continues to expect to invest approximately $100 million on capital improvements at its hotels in 2022. Significant projects include the following:

•Hotel Clio: The Company completed renovations in March 2022 to rebrand the JW Marriott Denver Cherry Creek as the Hotel Clio, a Luxury Collection Hotel.
•Kimpton Hotel Palomar Phoenix: The Company is in the process of completing a comprehensive rebranding and repositioning of the rooftop bar and pool at the hotel.
•Hilton Boston Downtown/Faneuil Hall: The Company expects to commence a comprehensive renovation in the fourth quarter of 2022 to reposition the hotel as an experiential lifestyle property with completion in mid-2023.
•Hilton Burlington Lake Champlain: The Company has commenced a repositioning of the hotel to rebrand it as a Curio Collection hotel. The repositioning is expected to be completed in early 2023 and includes a new restaurant concept by a well-known and award-winning chef.

Credit Facility Refinancing

On September 27, 2022, the Company entered into an amendment and restatement of its existing $750 million credit facility, increasing the total credit facility to $1.2 billion and extending the Company's maturity schedule. The credit facility is comprised of a $400 million revolving credit facility, a $300 million term loan with a maturity in January 2026, inclusive of a one-year extension option, and a $500 million term loan maturing in January 2028. The revolving credit facility matures in September 2027, inclusive of two six-month extension options. The facilities will bear interest pursuant to a leverage-based pricing grid ranging from 1.35% to 2.25% over the applicable adjusted term SOFR. Based upon the Company's current leverage, the pricing is at the lowest end of the grid.

The Company utilized the proceeds from the term loans to repay the $350 million term loan in the prior facility, the $50 million term loan facility that was scheduled to mature in October 2023 and the $150 million that was outstanding on its revolving credit facility. Subsequent to September 30, 2022, the Company utilized the proceeds to repay the mortgage loans encumbering the Salt Lake City Marriott Downtown at City Creek, Westin Washington D.C. City Center and The Lodge at Sonoma Resort. The Company intends to repay the mortgage loan secured by the Westin San Diego Bayview in early December 2022 and will end the year with no debt maturities until August 2024.

Balance Sheet and Liquidity

The Company ended the quarter with $843.4 million of liquidity, comprised of $313.9 million of unrestricted corporate cash, $129.5 million of unrestricted cash at its hotels and $400.0 million of capacity on its senior unsecured credit facility. As of September 30, 2022, the Company had $1.4 billion of total debt outstanding, which consisted of $568.7 million of property-specific, non-recourse mortgage debt, $800.0 million of unsecured term loans and no outstanding borrowings on its $400.0 million senior unsecured credit facility.

Share Repurchase Program

On September 29, 2022, the Company's Board of Directors approved a $200 million share repurchase program through February 28, 2025. The share repurchase program may be suspended or terminated at any time without prior notice. Subsequent to September 30, 2022, the Company repurchased 1.6 million shares of its common stock at an average price of $7.81 per share for a total purchase price of $12.3 million. The Company has $187.7 million of remaining authorized capacity under the share repurchase program.

Dividends

The Company declared a quarterly cash dividend of $0.03 per share on its common shares to shareholders of record as of September 30, 2022. The dividend was paid on October 12, 2022.

The Company declared a quarterly dividend of $0.515625 per share on its 8.250% Series A Cumulative Redeemable Preferred Stock to shareholders of record as of September 16, 2022. The dividend was paid on September 30, 2022.

Earnings Call

The Company will host a conference call to discuss its third quarter results on Friday, November 4, 2022, at 9:00 a.m. Eastern Time (ET). The conference call will be accessible by telephone and through the internet. Interested individuals are requested to register for the call by visiting https://investor.drhc.com. A replay of the conference call webcast will be archived and available online.

About the Company
DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in leisure destinations and top gateway markets. The Company currently owns 34 premium quality hotels with over 9,500 rooms. The Company has strategically positioned its portfolio to be operated both under leading global brand families as well as independent boutique hotels in the lifestyle segment. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company’s website at www.drhc.com.

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies, travel, the hospitality industry, and the financial condition and results of operations of the Company and its hotels; national and local economic and business conditions, including the potential for additional terrorist attacks, that will affect occupancy rates at the Company’s hotels and the demand for hotel products and services; operating risks associated with the hotel business; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	September 30, 2022	December 31, 2021
ASSETS	(unaudited)
Property and equipment, net	$2,674,380	$2,651,444
Right-of-use assets	99,332	100,212
Restricted cash	45,989	36,887
Due from hotel managers	182,845	120,671
Prepaid and other assets	69,792	17,472
Cash and cash equivalents	313,871	38,620
Total assets	$3,386,209	$2,965,306
LIABILITIES AND EQUITY
Liabilities:
Mortgage and other debt, net of unamortized debt issuance costs	$567,369	$578,651
Unsecured term loans, net of unamortized debt issuance costs	799,071	398,572
Senior unsecured credit facility	—	90,000
Total debt	1,366,440	1,067,223

Lease liabilities	110,287	108,605
Deferred rent	64,132	60,800
Due to hotel managers	123,837	85,493
Unfavorable contract liabilities, net	61,484	62,780
Accounts payable and accrued expenses	41,190	51,238
Distributions declared and unpaid	6,489	—
Deferred income related to key money, net	8,888	8,203
Total liabilities	1,782,747	1,444,342
Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized;
8.250% Series A Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), 4,760,000 shares issued and outstanding at September 30, 2022 and December 31, 2021	48	48
Common stock, $0.01 par value; 400,000,000 shares authorized; 210,944,517 and 210,746,895 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	2,109	2,107
Additional paid-in capital	2,298,866	2,293,990
Distributions in excess of earnings	(703,747)	(780,931)
Total stockholders’ equity	1,597,276	1,515,214
Noncontrolling interests	6,186	5,750
Total equity	1,603,462	1,520,964
Total liabilities and equity	$3,386,209	$2,965,306

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues:
Rooms	$184,994	$128,743	$510,189	$266,051
Food and beverage	61,940	36,513	176,294	76,052
Other	21,274	14,216	59,965	35,097
Total revenues	268,208	179,472	746,448	377,200
Operating Expenses:
Rooms	43,899	32,442	120,374	67,736
Food and beverage	43,227	26,957	119,919	58,091
Management fees	6,697	3,104	17,029	6,514
Franchise fees	8,709	6,011	23,212	12,193
Other hotel expenses	83,318	66,399	234,325	167,208
Depreciation and amortization	27,053	25,555	81,097	77,209
Impairment losses	—	—	2,843	126,697
Corporate expenses	7,516	8,341	22,275	23,790
Business interruption insurance income	—	—	(499)	—
Total operating expenses, net	220,419	168,809	620,575	539,438

Interest and other expense (income), net	152	11	1,044	(460)
Interest expense	9,072	10,052	22,866	29,246
Loss on early extinguishment of debt	9,698	—	9,698	—
Total other expenses, net	18,922	10,063	33,608	28,786
Income (loss) before income taxes	28,867	600	92,265	(191,024)
Income tax expense	(312)	(2,371)	(949)	(1,433)
Net income (loss)	28,555	(1,771)	91,316	(192,457)
Less: Net (income) loss attributable to noncontrolling interests	(99)	6	(315)	812
Net income (loss) attributable to the Company	28,456	(1,765)	91,001	(191,645)
Distributions to preferred stockholders	(2,454)	(2,454)	(7,362)	(7,362)
Net income (loss) attributable to common stockholders	$26,002	$(4,219)	$83,639	$(199,007)
Earnings (loss) per share:
Earnings (loss) per share available to common stockholders - basic	$0.12	$(0.02)	$0.39	$(0.94)
Earnings (loss) per share available to common stockholders - diluted	$0.12	$(0.02)	$0.39	$(0.94)

Weighted-average number of common shares outstanding:
Basic	212,878,364	212,256,590	212,736,133	211,966,969
Diluted	214,145,329	212,256,590	213,459,354	211,966,969

Non-GAAP Financial Measures

We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company.

Use and Limitations of Non-GAAP Financial Measures

Our management and Board of Directors use EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. The use of these non-GAAP financial measures has certain limitations. These non-GAAP financial measures as presented by us, may not be comparable to non-GAAP financial measures as calculated by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable U.S. GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by U.S. GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA, EBITDAre and FFO

EBITDA represents net income (calculated in accordance with U.S. GAAP) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. The Company computes EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, as defined in its September 2017 white paper "Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate." EBITDAre represents net income (calculated in accordance with U.S. GAAP) adjusted for: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; (3) depreciation and amortization; (4) gains or losses on the disposition of depreciated property including gains or losses on change of control; (5) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; and (6) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

We believe EBITDA and EBITDAre are useful to an investor in evaluating our operating performance because they help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization, and in the case of EBITDAre, impairment and gains or losses on dispositions of depreciated property) from our operating results. In addition, covenants included in our debt agreements use EBITDA as a measure of financial compliance. We also use EBITDA and EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

The Company computes FFO in accordance with standards established by the Nareit, which defines FFO as net income determined in accordance with U.S. GAAP, excluding gains or losses from sales of properties and impairment losses, plus real estate related depreciation and amortization. The Company believes that the presentation of FFO provides useful information to investors regarding its operating performance because it is a measure of the Company's operations without regard to specified non-cash items, such as real estate related depreciation and amortization and gains or losses on the sale of assets. The Company also uses FFO as one measure in assessing its operating results.

Hotel EBITDA

Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses (shown as corporate expenses on the consolidated statements of operations), and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). With respect to Hotel EBITDA, we believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis.

Adjustments to EBITDAre, FFO and Hotel EBITDA

We adjust EBITDAre, FFO and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA, Adjusted FFO and Hotel Adjusted EBITDA when combined with U.S. GAAP net income, EBITDAre, FFO and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues. We adjust EBITDAre, FFO and Hotel EBITDA for the following items:

•Non-Cash Lease Expense and Other Amortization: We exclude the non-cash expense incurred from the straight line recognition of expense from our ground leases and other contractual obligations and the non-cash amortization of our favorable and unfavorable contracts, originally recorded in conjunction with certain hotel acquisitions. We exclude these non-cash items because they do not reflect the actual cash amounts due to the respective lessors and service providers in the current period and they are of lesser significance in evaluating our actual performance for that period.

•Cumulative Effect of a Change in Accounting Principle: The Financial Accounting Standards Board promulgates new accounting standards that require or permit the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude the effect of these adjustments, which include the accounting impact from prior periods, because they do not reflect the Company’s actual underlying performance for the current period.

•Gains or Losses from Early Extinguishment of Debt: We exclude the effect of gains or losses recorded on the early extinguishment of debt because these gains or losses result from transaction activity related to the Company’s capital structure that we believe are not indicative of the ongoing operating performance of the Company or our hotels.

•Hotel Acquisition Costs: We exclude hotel acquisition costs expensed during the period because we believe these transaction costs are not reflective of the ongoing performance of the Company or our hotels.

•Severance Costs: We exclude corporate severance costs, or reversals thereof, incurred with the termination of corporate-level employees and severance costs incurred at our hotels related to lease terminations or structured severance programs because we believe these costs do not reflect the ongoing performance of the Company or our hotels.

•Hotel Manager Transition Items: We exclude the transition items associated with a change in hotel manager because we believe these items do not reflect the ongoing performance of the Company or our hotels.

•Other Items:  From time to time we incur costs or realize gains that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to, the following: pre-opening costs incurred with newly developed hotels; lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; costs incurred related to natural disasters; and gains on property insurance claim settlements, other than income related to business interruption insurance.

In addition, to derive Adjusted FFO we exclude any fair value adjustments to interest rate swaps. We exclude these non-cash amounts because they do not reflect the underlying performance of the Company.

Reconciliations of Non-GAAP Measures

EBITDA, EBITDAre and Adjusted EBITDA

The following tables are reconciliations of our GAAP net income to EBITDA, EBITDAre and Adjusted EBITDA (in thousands):

	Three Months Ended September 30,
	2022	2021	2019
Net income (loss)	$28,555	$(1,771)	$11,574
Interest expense	9,072	10,052	14,184
Income tax expense	312	2,371	1,217
Real estate related depreciation and amortization	27,053	25,555	29,474
EBITDAre	64,992	36,207	56,449
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	335	6,378
Non-cash lease expense and other amortization	1,551	1,664	1,750
Hotel manager transition items	11	523	582
Uninsured costs related to natural disasters	—	187	—
Loss on early extinguishment of debt	9,698	—	2,373
Adjusted EBITDA	$76,252	$38,916	$67,532

	Nine Months Ended September 30,
	2022	2021	2019
Net income (loss)	$91,316	$(192,457)	$49,628
Interest expense	22,866	29,246	38,264
Income tax expense	949	1,433	1,939
Real estate related depreciation and amortization	81,097	77,209	87,805
EBITDA	196,228	(84,569)	177,636
Impairment losses	2,843	126,697	—
EBITDAre	199,071	42,128	177,636
Non-cash lease expense and other amortization	4,675	5,007	5,249
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	1,388	11,445
Uninsured costs related to natural disasters	—	187	—
Loss on early extinguishment of debt	9,698	—	2,373
Severance costs (2)	(532)	(216)	—
Hotel manager transition items	247	651	1,050
Adjusted EBITDA	$213,159	$49,145	$197,753
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)Consists of severance costs incurred, and adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Hotel EBITDA and Hotel Adjusted EBITDA
    The following table is a reconciliation of our GAAP net income to Hotel EBITDA and Hotel Adjusted EBITDA (in thousands):

	Three Months Ended September 30,
	2022	2021	2019
Net income (loss)	$28,555	$(1,771)	$11,574
Interest expense	9,072	10,052	14,184
Income tax expense	312	2,371	1,217
Real estate related depreciation and amortization	27,053	25,555	29,474
EBITDA	64,992	36,207	56,449
Corporate expenses	7,516	8,341	6,318
Interest and other expense (income), net	152	11	(102)
Uninsured costs related to natural disasters	—	187	—
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	335	6,378
Loss on early extinguishment of debt	9,698	—	2,373
Hotel EBITDA	82,358	45,081	71,416
Non-cash lease expense and other amortization	1,551	1,664	1,750
Hotel manager transition items	11	523	582
Hotel Adjusted EBITDA	$83,920	$47,268	$73,748

	Nine Months Ended September 30,
	2022	2021	2019
Net income (loss)	$91,316	$(192,457)	$49,628
Interest expense	22,866	29,246	38,264
Income tax expense	949	1,433	1,939
Real estate related depreciation and amortization	81,097	77,209	87,805
EBITDA	196,228	(84,569)	177,636
Corporate expenses	22,275	23,790	20,785
Interest and other expense (income), net	1,044	(460)	(510)
Uninsured costs related to natural disasters	—	187	—
Loss on early extinguishment of debt	9,698	—	2,373
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	1,388	11,445
Impairment losses	2,843	126,697	—
Hotel EBITDA	232,088	67,033	211,729
Non-cash lease expense and other amortization	4,675	5,007	5,249
Hotel manager transition items	247	651	1,050
Severance costs (2)	(532)	(216)	—
Hotel Adjusted EBITDA	$236,478	$72,475	$218,028
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

FFO and Adjusted FFO
The following tables are reconciliations of our GAAP net income to FFO and Adjusted FFO (in thousands):

	Three Months Ended September 30,
	2022	2021	2019
Net income (loss)	$28,555	$(1,771)	$11,574
Real estate related depreciation and amortization	27,053	25,555	29,474
Impairment losses, net of tax	—	(2,215)	—
FFO	55,608	21,569	41,048
Distribution to preferred stockholders	(2,454)	(2,454)	—
FFO available to common stock and unit holders	53,154	19,115	41,048
Non-cash lease expense and other amortization	1,551	1,664	1,750
Uninsured costs related to natural disasters	—	187	—
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	335	6,378
Loss on early extinguishment of debt	9,698	—	2,373
Hotel manager transition items	11	523	582
Fair value adjustments to interest rate swaps	(3,780)	(919)	3,143
Adjusted FFO available to common stock and unit holders	$60,634	$20,905	$55,274
Adjusted FFO available to common stock and unit holders, per diluted share	$0.28	$0.10	$0.27

	Nine Months Ended September 30,
	2022	2021	2019
Net income (loss)	$91,316	$(192,457)	$49,628
Real estate related depreciation and amortization	81,097	77,209	87,805
Impairment losses, net of tax	2,843	127,282	—
FFO	175,256	12,034	137,433
Distribution to preferred stockholders	(7,362)	(7,362)	—
FFO available to common stock and unit holders	167,894	4,672	137,433
Non-cash lease expense and other amortization	4,675	5,007	5,249
Uninsured costs related to natural disasters	—	187	—
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	1,388	11,445
Hotel manager transition items	247	651	1,050
Loss on early extinguishment of debt	9,698	(216)	2,373
Severance costs (2)	(532)	—	—
Fair value adjustments to interest rate swaps	(14,002)	(4,488)	4,790
Adjusted FFO available to common stock and unit holders	$167,980	$7,201	$162,340
Adjusted FFO available to common stock and unit holders, per diluted share	$0.78	$0.03	$0.80
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Reconciliation of Comparable Operating Results

The following presents the revenues, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin together with comparable prior year results, which excludes the results for our 2021 dispositions (in thousands):

	Three Months Ended September 30,
	2022	2021	2019
Revenues	$268,208	$179,472	$240,279
Hotel revenues from prior ownership (1)	(1,275)	19,413	17,036
Hotel revenues from sold hotels (2)	—	—	(18,338)
Comparable Revenues	$266,933	$198,885	$238,977

Hotel Adjusted EBITDA	$83,920	$47,268	$73,748
Hotel Adjusted EBITDA from prior ownership (1)	291	6,026	3,601
Hotel Adjusted EBITDA from sold hotels (2)	—	178	(4,938)
Comparable Hotel Adjusted EBITDA	$84,211	$53,472	$72,411

Hotel Adjusted EBITDA Margin	31.29%	26.34%	30.69%
Comparable Hotel Adjusted EBITDA Margin	31.55%	26.89%	30.30%

	Nine Months Ended September 30,
	2022	2021	2019
Revenues	$746,448	$377,200	$700,572
Hotel revenues from prior ownership (1)	(3,237)	55,816	52,876
Hotel revenues from sold hotels (2)	430	(60)	(47,872)
Comparable Revenues	$743,641	$432,956	$705,576

Hotel Adjusted EBITDA	$236,478	$72,475	$218,028
Hotel Adjusted EBITDA from prior ownership (1)	(62)	14,445	12,426
Hotel Adjusted EBITDA from sold hotels (2)	(106)	4,664	(17,758)
Comparable Hotel Adjusted EBITDA	$236,310	$91,584	$212,696

Hotel Adjusted EBITDA Margin	31.68%	19.21%	31.12%
Comparable Hotel Adjusted EBITDA Margin	31.78%	21.15%	30.15%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021 and Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.
(2) Amounts represent the operating results of Frenchman's Reef and The Lexington Hotel.

Selected Quarterly Comparable Operating Information

The following tables are presented to provide investors with selected quarterly comparable operating information. The operating information includes historical quarterly operating results for our portfolio, excluding the Kimpton Fort Lauderdale Beach Resort as the hotel opened in April 2021.

	Quarter 1, 2019	Quarter 2, 2019	Quarter 3, 2019	Quarter 4, 2019	Full Year 2019
ADR	$223.66	$252.68	$239.39	$242.68	$240.10
Occupancy	72.2%	82.4%	81.2%	75.2%	77.8%
RevPAR	$161.44	$208.24	$194.40	$182.52	$186.73
Total RevPAR	$242.88	$302.81	$274.93	$265.26	$271.55
Revenues (in thousands)	$206,370	$260,227	$238,977	$230,571	$936,145
Hotel Adjusted EBITDA (in thousands)	$50,975	$89,310	$72,411	$65,196	$277,892
Hotel Adjusted EBITDA Margin	24.70%	34.32%	30.30%	28.28%	29.68%
Available Rooms	849,674	859,374	869,216	869,216	3,447,480

	Quarter 1, 2021	Quarter 2, 2021	Quarter 3, 2021	Quarter 4, 2021	Full Year 2021
ADR	$236.48	$241.35	$249.83	$265.54	$250.62
Occupancy	29.6%	49.3%	65.4%	61.2%	51.5%
RevPAR	$70.08	$119.00	$163.45	$162.47	$129.10
Total RevPAR	$101.74	$171.53	$228.71	$233.25	$184.30
Revenues (in thousands)	$86,534	$147,537	$198,885	$202,826	$635,782
Hotel Adjusted EBITDA (in thousands)	$2,156	$35,956	$53,472	$45,017	$136,601
Hotel Adjusted EBITDA Margin	2.49%	24.37%	26.89%	22.19%	21.49%
Available Rooms	850,500	860,103	869,584	869,584	3,449,771

	Quarter 1, 2022	Quarter 2, 2022	Quarter 3, 2022
ADR	$279.09	$297.36	$281.36
Occupancy	55.8%	74.9%	75.1%
RevPAR	$155.76	$222.70	$211.40
Total RevPAR	$231.84	$324.68	$306.35
Revenues (in thousands)	$197,263	$279,445	$266,933
Hotel Adjusted EBITDA (in thousands)	$51,121	$100,978	$84,211
Hotel Adjusted EBITDA Margin	25.92%	36.14%	31.55%
Available Rooms	850,842	860,683	871,332

Market Capitalization as of September 30, 2022
(in thousands)
Enterprise Value

Common equity capitalization (at September 30, 2022 closing price of $7.51/share)	$1,615,230
Preferred equity capitalization (at liquidation value of $25.00/share)	119,000
Consolidated debt (face amount)	1,368,651
Cash and cash equivalents	(313,871)
Total enterprise value	$2,789,010
Share Reconciliation

Common shares outstanding	210,945
Operating partnership units	817
Unvested restricted stock held by management and employees	1,365
Share grants under deferred compensation plan	1,950
Combined shares and units	215,077

Debt Summary as of November 3, 2022
(dollars in thousands)
Loan	Interest Rate	Term	Outstanding Principal	Maturity
Westin San Diego Bayview	3.94%	Fixed	57,163	April 2023
Courtyard New York Manhattan / Midtown East	4.40%	Fixed	76,445	August 2024
Worthington Renaissance Fort Worth Hotel	3.66%	Fixed	75,933	May 2025
Hotel Clio	4.33%	Fixed	57,692	July 2025
Westin Boston Seaport District	4.36%	Fixed	179,208	November 2025
Unamortized debt issuance costs			(1,218)
Total mortgage debt, net of unamortized debt issuance costs			445,223

Unsecured term loan	SOFR + 1.35%	Variable	500,000	January 2028
Unsecured term loan	SOFR + 1.35%	Variable	300,000	January 2025 (1)
Unamortized debt issuance costs			(907)
Unsecured term loans, net of unamortized debt issuance costs			799,093

Senior unsecured credit facility	SOFR + 1.40%	Variable	—	September 2026 (1)

Total debt, net of unamortized debt issuance costs			$1,244,316
Weighted-average interest rate of fixed rate debt	3.92%
Total weighted-average interest rate (2)	4.54%

(1)    May be extended for an additional year upon the payment of applicable fees and the satisfaction of certain customary conditions.
(2)    Weighted-average interest rate includes effect of interest rate swaps.

	Monthly Operating Statistics (1)
	Number of Rooms	ADR			Occupancy			RevPAR
		July 2022	July 2021	B/(W) 2021	July 2022	July 2021	B/(W) 2021	July 2022	July 2021	B/(W) 2021

Total - 33 Hotels	9,471	$286.18	$259.43	10.3%	74.9%	70.2%	4.7%	$214.31	$182.00	17.8%

Resort/Lifestyle - 20 Hotels	3,656	$373.15	$371.90	0.3%	74.1%	75.3%	(1.2)%	$276.43	$280.02	(1.3)%

	Number of Rooms	July 2022	July 2019	B/(W) 2019	July 2022	July 2019	B/(W) 2019	July 2022	July 2019	B/(W) 2019

Total - 33 Hotels	9,471	$286.18	$235.11	21.7%	74.9%	82.4%	(7.5)%	$214.31	$193.72	10.6%

Resort/Lifestyle - 20 Hotels	3,656	$373.15	$262.65	42.1%	74.1%	81.6%	(7.5)%	$276.43	$214.40	28.9%

	Number of Rooms	August 2022	August 2021	B/(W) 2021	August 2022	August 2021	B/(W) 2021	August 2022	August 2021	B/(W) 2021

Total - 33 Hotels	9,471	$261.49	$237.99	9.9%	74.6%	63.6%	11.0%	$195.19	$151.37	28.9%

Resort/Lifestyle - 20 Hotels	3,656	$333.49	$335.02	(0.5)%	72.5%	64.3%	8.2%	$241.79	$215.31	12.3%

	Number of Rooms	August 2022	August 2019	B/(W) 2019	August 2022	August 2019	B/(W) 2019	August 2022	August 2019	B/(W) 2019

Total - 33 Hotels	9,471	$261.49	$226.98	15.2%	74.6%	81.4%	(6.8)%	$195.19	$184.80	5.6%

Resort/Lifestyle - 20 Hotels	3,656	$333.49	$252.70	32.0%	72.5%	78.6%	(6.1)%	$241.79	$198.53	21.8%

	Number of Rooms	September 2022	September 2021	B/(W) 2021	September 2022	September 2021	B/(W) 2021	September 2022	September 2021	B/(W) 2021

Total - 33 Hotels	9,471	$296.63	$251.13	18.1%	75.9%	62.4%	13.5%	$225.13	$156.76	43.6%

Resort/Lifestyle - 20 Hotels	3,656	$343.17	$328.84	4.4%	70.3%	63.0%	7.3%	$241.14	$207.21	16.4%

	Number of Rooms	September 2022	September 2019	B/(W) 2019	September 2022	September 2019	B/(W) 2019	September 2022	September 2019	B/(W) 2019

Total - 33 Hotels	9,471	$296.63	$257.04	15.4%	75.9%	79.8%	(3.9)%	$225.13	$205.01	9.8%

Resort/Lifestyle - 20 Hotels	3,656	$343.17	$257.73	33.2%	70.3%	72.0%	(1.7)%	$241.14	$185.66	29.9%

(1) All periods presented include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Third Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		3Q 2022	3Q 2021	B/(W) 2021	3Q 2022	3Q 2021	B/(W) 2021	3Q 2022	3Q 2021	B/(W) 2021

Atlanta Marriott Alpharetta	318	$155.35	$119.77	29.7%	60.7%	63.2%	(2.5)%	$94.35	$75.75	24.6%
Bourbon Orleans Hotel	220	$198.82	$185.94	6.9%	67.0%	57.4%	9.6%	$133.24	$106.65	24.9%
Cavallo Point, The Lodge at the Golden Gate	142	$723.68	$697.33	3.8%	50.8%	58.6%	(7.8)%	$367.33	$408.40	(10.1)%
Chicago Marriott Downtown Magnificent Mile	1,200	$253.84	$204.01	24.4%	72.9%	54.4%	18.5%	$185.02	$110.97	66.7%
Courtyard Denver Downtown	177	$232.76	$198.04	17.5%	83.0%	77.0%	6.0%	$193.21	$152.42	26.8%
Courtyard New York Manhattan/Fifth Avenue	189	$288.20	$188.42	53.0%	96.8%	94.3%	2.5%	$279.10	$177.64	57.1%
Courtyard New York Manhattan/Midtown East	321	$338.74	$221.26	53.1%	90.7%	77.5%	13.2%	$307.21	$171.52	79.1%
Embassy Suites by Hilton Bethesda	272	$140.80	$118.48	18.8%	56.9%	41.1%	15.8%	$80.12	$48.73	64.4%
Havana Cabana Key West	106	$259.31	$289.47	(10.4)%	80.0%	85.6%	(5.6)%	$207.40	$247.92	(16.3)%
Henderson Beach Resort	233	$501.78	$518.47	(3.2)%	75.6%	74.8%	0.8%	$379.49	$387.81	(2.1)%
Henderson Park Inn	37	$711.75	$728.19	(2.3)%	81.3%	93.7%	(12.4)%	$578.98	$681.98	(15.1)%
Hilton Boston Downtown/Faneuil Hall	403	$334.30	$236.15	41.6%	88.2%	82.3%	5.9%	$294.90	$194.26	51.8%
Hilton Burlington Lake Champlain	258	$315.25	$304.18	3.6%	88.5%	83.1%	5.4%	$279.11	$252.78	10.4%
Hilton Garden Inn New York/Times Square Central	282	$276.98	$178.29	55.4%	98.4%	89.6%	8.8%	$272.65	$159.71	70.7%
Hotel Clio	199	$329.77	$291.32	13.2%	76.3%	77.5%	(1.2)%	$251.56	$225.78	11.4%
Hotel Emblem San Francisco	96	$244.50	$163.36	49.7%	80.7%	61.4%	19.3%	$197.39	$100.30	96.8%
Hotel Palomar Phoenix	242	$172.35	$166.94	3.2%	61.7%	56.3%	5.4%	$106.41	$93.95	13.3%
Kimpton Fort Lauderdale Beach Resort	96	$157.26	$182.66	(13.9)%	57.5%	46.9%	10.6%	$90.40	$85.67	5.5%
Kimpton Shorebreak Resort	157	$406.55	$390.89	4.0%	88.0%	79.9%	8.1%	$357.63	$312.46	14.5%
L'Auberge de Sedona	88	$766.54	$833.84	(8.1)%	68.8%	73.0%	(4.2)%	$527.38	$609.01	(13.4)%
Margaritaville Beach House Key West	186	$353.53	$382.97	(7.7)%	70.5%	76.3%	(5.8)%	$249.32	$292.20	(14.7)%
Orchards Inn Sedona	70	$228.40	$263.02	(13.2)%	65.4%	66.1%	(0.7)%	$149.38	$173.86	(14.1)%
Renaissance Charleston Historic District Hotel	167	$340.67	$322.94	5.5%	85.6%	89.8%	(4.2)%	$291.51	$290.15	0.5%
Salt Lake City Marriott Downtown at City Creek	510	$173.45	$166.22	4.3%	67.9%	56.4%	11.5%	$117.76	$93.79	25.6%
The Gwen Hotel	311	$329.43	$271.16	21.5%	78.7%	71.3%	7.4%	$259.15	$193.23	34.1%
The Hythe Vail	344	$269.70	$262.06	2.9%	64.9%	45.9%	19.0%	$174.94	$120.41	45.3%
The Landing Lake Tahoe Resort & Spa	82	$670.73	$725.58	(7.6)%	63.1%	42.1%	21.0%	$423.03	$305.18	38.6%
The Lodge at Sonoma Resort	182	$502.90	$424.58	18.4%	70.5%	72.0%	(1.5)%	$354.59	$305.73	16.0%
Tranquility Bay Beachfront Resort	103	$588.88	$576.74	2.1%	63.7%	74.0%	(10.3)%	$375.17	$427.01	(12.1)%
Westin Boston Waterfront	793	$249.19	$210.10	18.6%	86.4%	63.9%	22.5%	$215.40	$134.26	60.4%
Westin Fort Lauderdale Beach Resort	433	$201.15	$200.44	0.4%	67.8%	57.6%	10.2%	$136.47	$115.37	18.3%
Westin San Diego Bayview	436	$216.33	$174.42	24.0%	87.4%	74.2%	13.2%	$189.13	$129.40	46.2%
Westin Washington D.C. City Center	410	$196.28	$143.36	36.9%	61.3%	43.7%	17.6%	$120.35	$62.66	92.1%
Worthington Renaissance Fort Worth Hotel	504	$176.37	$146.48	20.4%	65.8%	62.7%	3.1%	$115.99	$91.79	26.4%
Comparable Total (1)	9,471	$281.36	$249.83	12.6%	75.1%	65.4%	9.7%	$211.40	$163.45	29.3%

(1) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Third Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		3Q 2022	3Q 2019	B/(W) 2019	3Q 2022	3Q 2019	B/(W) 2019	3Q 2022	3Q 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$155.35	$163.80	(5.2)%	60.7%	72.9%	(12.2)%	$94.35	$119.41	(21.0)%
Bourbon Orleans Hotel	220	$198.82	$193.21	2.9%	67.0%	75.3%	(8.3)%	$133.24	$145.55	(8.5)%
Cavallo Point, The Lodge at the Golden Gate	142	$723.68	$469.36	54.2%	50.8%	68.1%	(17.3)%	$367.33	$319.72	14.9%
Chicago Marriott Downtown Magnificent Mile	1,200	$253.84	$239.22	6.1%	72.9%	82.5%	(9.6)%	$185.02	$197.32	(6.2)%
Courtyard Denver Downtown	177	$232.76	$218.40	6.6%	83.0%	85.9%	(2.9)%	$193.21	$187.70	2.9%
Courtyard New York Manhattan/Fifth Avenue	189	$288.20	$256.72	12.3%	96.8%	91.6%	5.2%	$279.10	$235.21	18.7%
Courtyard New York Manhattan/Midtown East	321	$338.74	$266.37	27.2%	90.7%	97.4%	(6.7)%	$307.21	$259.56	18.4%
Embassy Suites by Hilton Bethesda	272	$140.80	$167.95	(16.2)%	56.9%	70.4%	(13.5)%	$80.12	$118.20	(32.2)%
Havana Cabana Key West	106	$259.31	$170.13	52.4%	80.0%	85.9%	(5.9)%	$207.40	$146.13	41.9%
Henderson Beach Resort	233	$501.78	$333.54	50.4%	75.6%	65.7%	9.9%	$379.49	$219.30	73.0%
Henderson Park Inn	37	$711.75	$520.73	36.7%	81.3%	87.7%	(6.4)%	$578.98	$456.78	26.8%
Hilton Boston Downtown/Faneuil Hall	403	$334.30	$342.48	(2.4)%	88.2%	92.6%	(4.4)%	$294.90	$317.16	(7.0)%
Hilton Burlington Lake Champlain	258	$315.25	$244.03	29.2%	88.5%	90.1%	(1.6)%	$279.11	$219.97	26.9%
Hilton Garden Inn New York/Times Square Central	282	$276.98	$249.41	11.1%	98.4%	98.7%	(0.3)%	$272.65	$246.24	10.7%
Hotel Clio	199	$329.77	$262.04	25.8%	76.3%	85.9%	(9.6)%	$251.56	$225.20	11.7%
Hotel Emblem San Francisco	96	$244.50	$247.06	(1.0)%	80.7%	91.7%	(11.0)%	$197.39	$226.47	(12.8)%
Hotel Palomar Phoenix	242	$172.35	$143.55	20.1%	61.7%	73.4%	(11.7)%	$106.41	$105.30	1.1%
Kimpton Shorebreak Resort	157	$406.55	$306.54	32.6%	88.0%	81.8%	6.2%	$357.63	$250.72	42.6%
L'Auberge de Sedona	88	$766.54	$533.79	43.6%	68.8%	71.7%	(2.9)%	$527.38	$382.61	37.8%
Margaritaville Beach House Key West	186	$353.53	$205.47	72.1%	70.5%	61.4%	9.1%	$249.32	$126.16	97.6%
Orchards Inn Sedona	70	$228.40	$207.09	10.3%	65.4%	74.3%	(8.9)%	$149.38	$153.97	(3.0)%
Renaissance Charleston Historic District Hotel	167	$340.67	$239.40	42.3%	85.6%	77.9%	7.7%	$291.51	$186.38	56.4%
Salt Lake City Marriott Downtown at City Creek	510	$173.45	$179.29	(3.3)%	67.9%	76.1%	(8.2)%	$117.76	$136.50	(13.7)%
The Gwen Hotel	311	$329.43	$280.57	17.4%	78.7%	91.3%	(12.6)%	$259.15	$256.27	1.1%
The Hythe Vail	344	$269.70	$212.25	27.1%	64.9%	70.4%	(5.5)%	$174.94	$149.45	17.1%
The Landing Lake Tahoe Resort & Spa	82	$670.73	$376.60	78.1%	63.1%	86.4%	(23.3)%	$423.03	$325.43	30.0%
The Lodge at Sonoma Resort	182	$502.90	$349.59	43.9%	70.5%	83.8%	(13.3)%	$354.59	$292.92	21.1%
Tranquility Bay Beachfront Resort	103	$588.88	$331.66	77.6%	63.7%	80.5%	(16.8)%	$375.17	$267.05	40.5%
Westin Boston Waterfront	793	$249.19	$261.88	(4.8)%	86.4%	84.5%	1.9%	$215.40	$221.26	(2.6)%
Westin Fort Lauderdale Beach Resort	433	$201.15	$144.14	39.6%	67.8%	69.6%	(1.8)%	$136.47	$100.29	36.1%
Westin San Diego Bayview	436	$216.33	$192.85	12.2%	87.4%	86.0%	1.4%	$189.13	$165.84	14.0%
Westin Washington D.C. City Center	410	$196.28	$178.69	9.8%	61.3%	90.7%	(29.4)%	$120.35	$162.01	(25.7)%
Worthington Renaissance Fort Worth Hotel	504	$176.37	$177.73	(0.8)%	65.8%	69.5%	(3.7)%	$115.99	$123.48	(6.1)%
Comparable Total (1)	9,471	$281.36	$239.39	17.5%	75.1%	81.2%	(6.1)%	$211.40	$194.40	8.7%

(1) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2022	YTD 2021	B/(W) 2021	YTD 2022	YTD 2021	B/(W) 2021	YTD 2022	YTD 2021	B/(W) 2021

Atlanta Marriott Alpharetta	318	$150.91	$109.44	37.9%	54.9%	45.3%	9.6%	$82.78	$49.60	66.9%
Bourbon Orleans Hotel	220	$231.33	$186.55	24.0%	60.9%	25.3%	35.6%	$140.87	$47.19	198.5%
Cavallo Point, The Lodge at the Golden Gate	142	$714.46	$634.83	12.5%	51.7%	41.3%	10.4%	$369.12	$262.11	40.8%
Chicago Marriott Downtown Magnificent Mile	1,200	$241.50	$194.21	24.3%	53.9%	25.1%	28.8%	$130.14	$48.76	166.9%
Courtyard Denver Downtown	177	$208.00	$152.90	36.0%	75.2%	59.5%	15.7%	$156.32	$91.05	71.7%
Courtyard New York Manhattan/Fifth Avenue	189	$251.64	$181.14	38.9%	92.0%	40.9%	51.1%	$231.47	$74.06	212.5%
Courtyard New York Manhattan/Midtown East	321	$299.94	$171.24	75.2%	81.3%	75.4%	5.9%	$243.72	$129.17	88.7%
Embassy Suites by Hilton Bethesda	272	$144.33	$111.73	29.2%	48.8%	30.6%	18.2%	$70.50	$34.20	106.1%
Havana Cabana Key West	106	$337.36	$284.07	18.8%	87.9%	91.1%	(3.2)%	$296.70	$258.91	14.6%
Henderson Park Resort	233	$494.31	$456.26	8.3%	69.4%	68.9%	0.5%	$343.16	$314.53	9.1%
Henderson Park Inn	37	$668.31	$525.19	27.3%	77.7%	88.6%	(10.9)%	$519.31	$465.14	11.6%
Hilton Boston Downtown/Faneuil Hall	403	$291.00	$193.40	50.5%	79.0%	52.9%	26.1%	$229.86	$102.27	124.8%
Hilton Burlington Lake Champlain	258	$246.52	$230.48	7.0%	74.7%	59.4%	15.3%	$184.15	$136.85	34.6%
Hilton Garden Inn New York/Times Square Central	282	$247.70	$169.24	46.4%	91.5%	44.2%	47.3%	$226.63	$74.86	202.7%
Hotel Clio	199	$305.20	$256.72	18.9%	69.6%	61.9%	7.7%	$212.32	$158.94	33.6%
Hotel Emblem San Francisco	96	$227.72	$152.78	49.1%	73.5%	38.3%	35.2%	$167.44	$58.49	186.3%
Hotel Palomar Phoenix	242	$215.33	$158.13	36.2%	67.9%	55.6%	12.3%	$146.24	$87.86	66.4%
Kimpton Fort Lauderdale Beach Resort (1)	96	$199.10	$196.52	1.3%	61.4%	42.5%	18.9%	$122.19	$83.62	46.1%
Kimpton Shorebreak Resort	157	$357.34	$322.91	10.7%	81.7%	66.0%	15.7%	$292.03	$213.24	36.9%
L'Auberge de Sedona	88	$964.94	$855.47	12.8%	72.6%	80.9%	(8.3)%	$700.49	$692.17	1.2%
Margaritaville Beach House Key West	186	$469.76	$384.06	22.3%	83.1%	85.2%	(2.1)%	$390.37	$327.16	19.3%
Orchards Inn Sedona	70	$298.31	$287.73	3.7%	66.4%	69.9%	(3.5)%	$197.97	$201.15	(1.6)%
Renaissance Charleston Historic District Hotel	167	$357.66	$299.52	19.4%	86.7%	79.2%	7.5%	$310.06	$237.18	30.7%
Salt Lake City Marriott Downtown at City Creek	510	$176.93	$141.35	25.2%	60.2%	43.3%	16.9%	$106.44	$61.25	73.8%
The Gwen Hotel	311	$296.79	$244.80	21.2%	72.4%	48.7%	23.7%	$214.85	$119.29	80.1%
The Hythe Vail	344	$416.30	$317.33	31.2%	56.8%	46.0%	10.8%	$236.33	$145.93	61.9%
The Landing Lake Tahoe Resort & Spa	82	$527.40	$486.70	8.4%	52.8%	50.0%	2.8%	$278.45	$243.57	14.3%
The Lodge at Sonoma Resort	182	$464.17	$345.68	34.3%	63.4%	56.7%	6.7%	$294.12	$195.99	50.1%
Tranquility Bay Beachfront Resort (2)	103	$784.86	$626.58	25.3%	76.0%	84.4%	(8.4)%	$596.75	$528.93	12.8%
Westin Boston Waterfront	793	$238.48	$180.87	31.9%	75.5%	38.6%	36.9%	$180.00	$69.80	157.9%
Westin Fort Lauderdale Beach Resort	433	$271.85	$236.88	14.8%	79.2%	60.2%	19.0%	$215.27	$142.53	51.0%
Westin San Diego Bayview	436	$203.80	$157.46	29.4%	74.1%	51.3%	22.8%	$151.06	$80.71	87.2%
Westin Washington D.C. City Center	410	$210.68	$139.24	51.3%	58.8%	25.8%	33.0%	$123.90	$35.88	245.3%
Worthington Renaissance Fort Worth Hotel	504	$186.23	$148.82	25.1%	68.0%	51.2%	16.8%	$126.62	$76.19	66.2%
Comparable Total (3)	9,471	$286.56	$244.24	17.3%	68.7%	48.3%	20.4%	$196.84	$117.85	67.0%

(1) Hotel was acquired on April 1, 2022. Amounts reflect the operating results for the period from April 1, 2022 to September 30, 2022 and April 1, 2021 to September 30, 2021.
(2) Hotel was acquired on January 6, 2022. Amounts reflect the operating results for the period from January 6, 2022 to September 30, 2022 and January 6, 2021 to September 30, 2021.
(3) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2022	YTD 2019	B/(W) 2019	YTD 2022	YTD 2019	B/(W) 2019	YTD 2022	YTD 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$150.91	$166.97	(9.6)%	54.9%	72.7%	(17.8)%	$82.78	$121.42	(31.8)%
Bourbon Orleans Hotel	220	$231.33	$217.20	6.5%	60.9%	82.8%	(21.9)%	$140.87	$179.87	(21.7)%
Cavallo Point, The Lodge at the Golden Gate	142	$714.46	$458.60	55.8%	51.7%	65.2%	(13.5)%	$369.12	$298.90	23.5%
Chicago Marriott Downtown Magnificent Mile	1,200	$241.50	$225.86	6.9%	53.9%	72.7%	(18.8)%	$130.14	$164.20	(20.7)%
Courtyard Denver Downtown	177	$208.00	$200.80	3.6%	75.2%	81.1%	(5.9)%	$156.32	$162.75	(4.0)%
Courtyard New York Manhattan/Fifth Avenue	189	$251.64	$248.54	1.2%	92.0%	86.7%	5.3%	$231.47	$215.49	7.4%
Courtyard New York Manhattan/Midtown East	321	$299.94	$244.82	22.5%	81.3%	95.6%	(14.3)%	$243.72	$234.03	4.1%
Embassy Suites by Hilton Bethesda	272	$144.33	$176.98	(18.4)%	48.8%	73.0%	(24.2)%	$70.50	$129.23	(45.4)%
Havana Cabana Key West	106	$337.36	$210.19	60.5%	87.9%	90.3%	(2.4)%	$296.70	$189.78	56.3%
Henderson Beach Resort	233	$494.31	$315.85	56.5%	69.4%	60.0%	9.4%	$343.16	$189.66	80.9%
Henderson Park Inn	37	$668.31	$480.49	39.1%	77.7%	77.1%	0.6%	$519.31	$370.28	40.2%
Hilton Boston Downtown/Faneuil Hall	403	$291.00	$308.79	(5.8)%	79.0%	88.9%	(9.9)%	$229.86	$274.58	(16.3)%
Hilton Burlington Lake Champlain	258	$246.52	$193.56	27.4%	74.7%	81.7%	(7.0)%	$184.15	$158.11	16.5%
Hilton Garden Inn New York/Times Square Central	282	$247.70	$235.87	5.0%	91.5%	98.5%	(7.0)%	$226.63	$232.29	(2.4)%
Hotel Clio	199	$305.20	$258.63	18.0%	69.6%	70.8%	(1.2)%	$212.32	$183.12	15.9%
Hotel Emblem San Francisco	96	$227.72	$240.00	(5.1)%	73.5%	78.9%	(5.4)%	$167.44	$189.34	(11.6)%
Hotel Palomar Phoenix	242	$215.33	$185.74	15.9%	67.9%	82.7%	(14.8)%	$146.24	$153.51	(4.7)%
Kimpton Shorebreak Resort	157	$357.34	$268.57	33.1%	81.7%	78.7%	3.0%	$292.03	$211.27	38.2%
L'Auberge de Sedona	88	$964.94	$596.05	61.9%	72.6%	78.6%	(6.0)%	$700.49	$468.42	49.5%
Margaritaville Beach House Key West	186	$469.76	$259.71	80.9%	83.1%	80.5%	2.6%	$390.37	$209.08	86.7%
Orchards Inn Sedona	70	$298.31	$244.33	22.1%	66.4%	77.7%	(11.3)%	$197.97	$189.96	4.2%
Renaissance Charleston Historic District Hotel	167	$357.66	$260.92	37.1%	86.7%	84.0%	2.7%	$310.06	$219.09	41.5%
Salt Lake City Marriott Downtown at City Creek	510	$176.93	$173.43	2.0%	60.2%	69.4%	(9.2)%	$106.44	$120.42	(11.6)%
The Gwen Hotel	311	$296.79	$256.86	15.5%	72.4%	83.3%	(10.9)%	$214.85	$213.95	0.4%
The Hythe Vail	344	$416.30	$298.07	39.7%	56.8%	65.6%	(8.8)%	$236.33	$195.66	20.8%
The Landing Lake Tahoe Resort & Spa	82	$527.40	$321.13	64.2%	52.8%	65.4%	(12.6)%	$278.45	$210.11	32.5%
The Lodge at Sonoma Resort	182	$464.17	$310.27	49.6%	63.4%	74.3%	(10.9)%	$294.12	$230.57	27.6%
Tranquility Bay Beachfront Resort (1)	103	$784.86	$418.48	87.6%	76.0%	87.3%	(11.3)%	$596.75	$365.46	63.3%
Westin Boston Waterfront	793	$238.48	$251.43	(5.2)%	75.5%	78.4%	(2.9)%	$180.00	$197.05	(8.7)%
Westin Fort Lauderdale Beach Resort	433	$271.85	$204.38	33.0%	79.2%	81.8%	(2.6)%	$215.27	$167.26	28.7%
Westin San Diego Bayview	436	$203.80	$194.30	4.9%	74.1%	82.0%	(7.9)%	$151.06	$159.39	(5.2)%
Westin Washington D.C. City Center	410	$210.68	$206.84	1.9%	58.8%	86.9%	(28.1)%	$123.90	$179.77	(31.1)%
Worthington Renaissance Fort Worth Hotel	504	$186.23	$186.24	—%	68.0%	75.4%	(7.4)%	$126.62	$140.50	(9.9)%

Comparable Total (2)	9,471	$286.56	$239.27	19.8%	68.7%	78.6%	(9.9)%	$196.84	$188.15	4.6%

(1) Hotel was acquired on January 6, 2022. Amounts reflect the operating results for the period from January 6, 2022 to September 30, 2022 and January 6, 2019 to September 30, 2019.
(2) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Third Quarter 2022

	Days of Operation		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel Adjusted EBITDA
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)
Atlanta Marriott Alpharetta	92	$3,654	$843	$369	$—	$—	$1,212
Bourbon Orleans Hotel	92	$3,763	$218	$838	$—	$6	$1,062
Cavallo Point, The Lodge at the Golden Gate	92	$10,963	$808	$1,844	$—	$94	$2,746
Chicago Marriott Downtown Magnificent Mile	92	$31,715	$10,640	$3,838	$6	$(397)	$14,087
Courtyard Denver Downtown	92	$3,448	$1,398	$377	$—	$—	$1,775
Courtyard New York Manhattan/Fifth Avenue	92	$4,907	$490	$332	$—	$253	$1,075
Courtyard New York Manhattan/Midtown East	92	$9,332	$1,742	$485	$915	$—	$3,142
Embassy Suites by Hilton Bethesda	92	$2,378	$(2,396)	$567	$—	$1,477	$(352)
Havana Cabana Key West	92	$2,715	$526	$276	$—	$—	$802
Henderson Beach Resort	92	$13,113	$2,703	$990	$—	$—	$3,693
Henderson Park Inn	92	$2,750	$1,010	$228	$—	$—	$1,238
Hilton Boston Downtown/Faneuil Hall	92	$11,999	$3,846	$1,000	$—	$—	$4,846
Hilton Burlington Lake Champlain	92	$8,088	$3,323	$574	$—	$—	$3,897
Hilton Garden Inn New York/Times Square Central	92	$7,727	$1,903	$634	$—	$—	$2,537
Hotel Clio	92	$7,683	$864	$876	$650	$5	$2,395
Hotel Emblem San Francisco	92	$2,065	$132	$296	$—	$—	$428
Hotel Palomar Phoenix	92	$3,609	$(551)	$649	$—	$181	$279
Kimpton Fort Lauderdale Beach Resort	92	$1,275	$(585)	$294	$—	$—	$(291)
Kimpton Shorebreak Resort	92	$6,941	$2,657	$396	$—	$—	$3,053
L'Auberge de Sedona	92	$6,727	$614	$352	$—	$—	$966
Margaritaville Beach House Key West	92	$5,834	$766	$795	$—	$—	$1,561
Orchards Inn Sedona	92	$1,772	$27	$85	$—	$42	$154
Renaissance Charleston Historic District Hotel	92	$5,571	$1,910	$454	$—	$—	$2,364
Salt Lake City Marriott Downtown at City Creek	92	$7,649	$1,620	$571	$621	$11	$2,823
The Gwen Hotel	92	$11,129	$3,115	$1,062	$—	$—	$4,177
The Hythe Vail	92	$9,529	$1,248	$1,207	$—	$—	$2,455
The Landing Lake Tahoe Resort & Spa	92	$5,007	$2,144	$218	$—	$—	$2,362
The Lodge at Sonoma Resort	92	$9,203	$1,966	$645	$261	$—	$2,872
Tranquility Bay Beachfront Resort	92	$4,429	$714	$412	$—	$—	$1,126
Westin Boston Seaport District	92	$24,663	$2,904	$2,448	$2,048	$(122)	$7,278
Westin Fort Lauderdale Beach Resort	92	$13,223	$987	$967	$—	$—	$1,954
Westin San Diego Bayview	92	$9,415	$1,808	$842	$587	$—	$3,237
Westin Washington D.C. City Center	92	$6,019	$(1,189)	$1,026	$597	$—	$434
Worthington Renaissance Fort Worth Hotel	92	$9,913	$690	$1,106	$736	$1	$2,533
Total		$268,208	$48,895	$27,053	$6,421	$1,551	$83,920
Less: Non Comparable Hotel (2)		$(1,275)	$585	$(294)	$—	$—	$291
Comparable Total		$266,933	$49,480	$26,759	$6,421	$1,551	$84,211
(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the operating results of the Kimpton Fort Lauderdale Beach Resort since the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Third Quarter 2021
	Days of Operation		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	92	$2,843	$426	$342	$—	$—	$768
Bourbon Orleans Hotel	64	$1,646	$(91)	$543	$—	$4	$456
Cavallo Point, The Lodge at the Golden Gate	92	$11,455	$1,697	$2,023	$—	$94	$3,814
Chicago Marriott Downtown Magnificent Mile	92	$17,320	$1,508	$4,069	$6	$(397)	$5,186
Courtyard Denver Downtown	92	$2,755	$959	$376	$—	$—	$1,335
Courtyard New York Manhattan/Fifth Avenue	92	$3,146	$(973)	$329	$—	$253	$(391)
Courtyard New York Manhattan/Midtown East	92	$5,211	$(938)	$479	$934	$—	$475
Embassy Suites by Hilton Bethesda	92	$1,553	$(2,390)	$532	$—	$1,490	$(368)
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$—	$—	$—	$—	$—
Havana Cabana Key West	92	$3,282	$1,129	$267	$—	$—	$1,396
Henderson Park Inn	63	$1,813	$696	$150	$—	$—	$846
Hilton Boston Downtown/Faneuil Hall	92	$7,748	$980	$1,052	$—	$—	$2,032
Hilton Burlington Lake Champlain	92	$6,529	$2,683	$571	$—	$—	$3,254
Hilton Garden Inn New York/Times Square Central	92	$4,236	$(918)	$765	$—	$—	$(153)
Hotel Clio	92	$6,507	$757	$779	$665	$5	$2,206
Hotel Emblem San Francisco	92	$1,027	$(305)	$307	$—	$—	$2
Hotel Palomar Phoenix	92	$3,416	$(410)	$672	$—	$282	$544
Kimpton Shorebreak Resort	92	$6,345	$2,121	$410	$—	$—	$2,531
L'Auberge de Sedona	92	$7,298	$1,790	$371	$—	$—	$2,161
Margaritaville Beach House Key West	92	$6,354	$2,103	$728	$—	$—	$2,831
Orchards Inn Sedona	92	$1,932	$298	$82	$—	$42	$422
Renaissance Charleston Historic District Hotel	92	$5,729	$1,933	$462	$—	$—	$2,395
Salt Lake City Marriott Downtown at City Creek	92	$5,932	$1,017	$513	$520	$11	$2,061
The Gwen Hotel	92	$8,616	$1,605	$1,085	$—	$—	$2,690
The Hythe Vail	92	$4,971	$(224)	$1,064	$—	$—	$840
The Landing Lake Tahoe Resort & Spa	92	$3,501	$1,055	$434	$—	$—	$1,489
The Lexington Hotel	—	$—	$(178)	$—	$—	$—	$(178)
The Lodge at Sonoma Resort	92	$7,674	$1,452	$620	$268	$—	$2,340
Westin Boston Seaport District	92	$14,033	$(2,624)	$2,531	$2,094	$(122)	$1,879
Westin Fort Lauderdale Beach Resort	92	$10,875	$515	$1,064	$—	$—	$1,579
Westin San Diego Bayview	92	$6,335	$551	$802	$604	$—	$1,957
Westin Washington D.C. City Center	92	$2,858	$(2,011)	$1,019	$617	$—	$(375)
Worthington Renaissance Fort Worth Hotel	92	$6,532	$(626)	$1,114	$753	$2	$1,243
Total		$179,472	$13,587	$25,555	$6,461	$1,664	$47,268
Add: Prior Ownership Results (2)		$19,413	$4,662	$1,364	$—	$—	$6,026
Less: Sold Hotels (3)		$—	$178	$—	$—	$—	$178
Comparable Total		$198,885	$18,427	$26,919	$6,461	$1,664	$53,472
(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3)    Represents the operating results of Frenchman's Reef and The Lexington Hotel.

	Hotel Adjusted EBITDA Reconciliation - Third Quarter 2019
	Days of Operation		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	92	$4,787	$1,123	$455	$—	$—	$1,578
Cavallo Point, The Lodge at the Golden Gate	92	$10,633	$1,327	$1,828	$—	$79	$3,234
Chicago Marriott Downtown Magnificent Mile	92	$32,503	$6,887	$4,166	$(8)	$(397)	$10,648
Courtyard Denver Downtown	92	$3,344	$1,393	$298	$—	$—	$1,691
Courtyard New York Manhattan/Fifth Avenue	92	$4,191	$103	$449	$—	$253	$805
Courtyard New York Manhattan/Midtown East	92	$7,909	$570	$697	$970	$—	$2,237
Embassy Suites by Hilton Bethesda	92	$3,880	$(1,078)	$471	$—	$1,514	$907
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$1	$(2)	$—	$—	$—	$(2)
Havana Cabana Key West	92	$1,996	$87	$260	$—	$—	$347
Hilton Boston Downtown/Faneuil Hall	92	$12,504	$4,271	$1,231	$—	$—	$5,502
Hilton Burlington Lake Champlain	92	$6,121	$2,451	$486	$—	$—	$2,937
Hilton Garden Inn New York/Times Square Central	92	$6,508	$944	$838	$—	$—	$1,782
Hotel Clio	92	$5,907	$269	$746	$692	$6	$1,713
Hotel Emblem San Francisco	92	$2,305	$399	$297	$—	$—	$696
Hotel Palomar Phoenix	92	$4,325	$(424)	$662	$39	$295	$572
Kimpton Shorebreak Resort	92	$5,281	$1,808	$348	$—	$40	$2,196
L'Auberge de Sedona	92	$5,636	$727	$508	$—	$—	$1,235
Margaritaville Beach House Key West	92	$2,666	$(55)	$351	$—	$—	$296
Orchards Inn Sedona	92	$1,598	$(11)	$238	$—	$42	$269
Renaissance Charleston Historic District Hotel	92	$3,398	$642	$421	$—	$(32)	$1,031
Salt Lake City Marriott Downtown at City Creek	92	$8,849	$2,368	$575	$608	$—	$3,551
The Gwen Hotel	92	$10,771	$3,256	$1,077	$—	$—	$4,333
The Hythe Vail	92	$8,109	$1,140	$1,011	$—	$—	$2,151
The Landing Lake Tahoe Resort & Spa	92	$4,060	$1,086	$418	$—	$—	$1,504
The Lexington Hotel	92	$18,337	$1,319	$3,607	$6	$8	$4,940
The Lodge at Sonoma Resort	92	$7,549	$2,070	$508	$281	$—	$2,859
Westin Boston Seaport District	92	$24,009	$2,413	$2,418	$2,182	$(60)	$6,953
Westin Fort Lauderdale Beach Resort	92	$8,131	$(949)	$1,675	$—	$—	$726
Westin San Diego Bayview	92	$8,654	$1,439	$1,135	$637	$—	$3,211
Westin Washington D.C. City Center	92	$7,829	$280	$1,310	$663	$—	$2,253
Worthington Renaissance Fort Worth Hotel	92	$8,488	$(132)	$990	$784	$2	$1,644
Total		$240,279	$35,721	$29,474	$6,854	$1,750	$73,748
Add: Prior Ownership Results (2)		$17,036	$1,862	$1,739	$—	$—	$3,601
Less: Sold Hotels (3)		$(18,338)	$(1,317)	$(3,607)	$(6)	$(8)	$(4,938)
Comparable Total		$238,977	$36,266	$27,606	$6,848	$1,742	$72,411

(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3)    Represents the operating results of Frenchman's Reef and The Lexington Hotel.

		Hotel Adjusted EBITDA Reconciliation - Year to Date 2022
	Days of Operation	Total Revenues	Net Income / (Loss)	Plus: Depreciation	Plus: Interest Expense	Plus: Adjustments (1)	Equals: Hotel Adjusted EBITDA

Atlanta Marriott Alpharetta	273	$9,908	$2,010	$1,112	$—	$—	$3,122
Bourbon Orleans Hotel	273	$11,027	$1,429	$2,486	$—	$19	$3,934
Cavallo Point, The Lodge at the Golden Gate	273	$33,993	$4,712	$5,535	$—	$281	$10,528
Chicago Marriott Downtown Magnificent Mile	273	$67,600	$12,805	$11,686	$17	$(1,192)	$23,316
Courtyard Denver Downtown	273	$8,453	$2,917	$1,129	$—	$—	$4,046
Courtyard New York Manhattan/Fifth Avenue	273	$12,144	$(141)	$994	$—	$760	$1,613
Courtyard New York Manhattan/Midtown East	273	$22,049	$1,178	$1,456	$2,730	$—	$5,364
Embassy Suites by Hilton Bethesda	273	$6,233	$(7,305)	$1,681	$—	$4,449	$(1,175)
Havana Cabana Key West	273	$11,119	$4,044	$830	$—	$—	$4,874
Henderson Beach Resort	273	$35,406	$5,599	$2,913	$—	$—	$8,512
Henderson Park Inn	273	$7,187	$2,261	$666	$—	$—	$2,927
Hilton Boston Downtown/Faneuil Hall	273	$28,099	$6,564	$3,072	$—	$—	$9,636
Hilton Burlington Lake Champlain	273	$16,350	$4,689	$1,698	$—	$—	$6,387
Hilton Garden Inn New York/Times Square Central	273	$19,138	$3,348	$1,878	$—	$—	$5,226
Hotel Clio	273	$19,594	$709	$2,527	$1,941	$14	$5,191
Hotel Emblem San Francisco	273	$5,297	$(112)	$891	$—	$—	$779
Hotel Palomar Phoenix	273	$15,334	$1,978	$1,995	$—	$548	$4,521
Kimpton Fort Lauderdale Beach Resort	183	$3,237	$(547)	$609	$—	$—	$62
Kimpton Shorebreak Resort	273	$17,721	$5,892	$1,201	$—	$—	$7,093
L'Auberge de Sedona	273	$25,120	$7,056	$1,101	$—	$—	$8,157
Margaritaville Beach House Key West	273	$25,524	$9,623	$2,387	$—	$—	$12,010
Orchards Inn Sedona	273	$6,788	$1,724	$254	$—	$126	$2,104
Renaissance Charleston Historic District Hotel	273	$17,672	$6,528	$1,372	$—	$—	$7,900
Salt Lake City Marriott Downtown at City Creek	273	$20,333	$4,064	$1,657	$1,578	$32	$7,331
The Gwen Hotel	273	$27,302	$5,168	$3,207	$—	$—	$8,375
The Hythe Vail	273	$32,526	$7,491	$3,607	$—	$—	$11,098
The Landing Lake Tahoe Resort & Spa	273	$9,947	$3,256	$793	$—	$—	$4,049
The Lodge at Sonoma Resort	273	$23,733	$4,335	$1,905	$782	$—	$7,022
Tranquility Bay Beachfront Resort	268	$19,650	$5,325	$1,277	$—	$—	$6,602
Westin Boston Seaport District	273	$63,111	$2,872	$7,346	$6,112	$(367)	$15,963
Westin Fort Lauderdale Beach Resort	273	$53,957	$16,539	$2,942	$—	$—	$19,481
Westin San Diego Bayview	273	$22,978	$3,507	$2,484	$1,756	$—	$7,747
Westin Washington D.C. City Center	273	$17,814	$(1,145)	$3,078	$1,781	$—	$3,714
Worthington Renaissance Fort Worth Hotel	273	$30,104	$3,440	$3,328	$2,196	$5	$8,969
Total		$746,448	$131,813	$81,097	$18,893	$4,675	$236,478
Less: Non-Comparable Hotel (2)		$(3,237)	$547	$(609)	$—	$—	$(62)
Add: Prior Ownership Results (3)		$430	$(116)	$10	$—	$—	$(106)
Comparable Total		$743,641	$132,244	$80,498	$18,893	$4,675	$236,310

(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the operating results of the Kimpton Fort Lauderdale Beach Resort since the hotel opened during 2021.
(3)     Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2021
				Plus:	Plus:	Plus:	Equals:
	Days of Operation	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Marriott Alpharetta	273	$5,374	$(308)	$1,037	$—	$—	$729
Bourbon Orleans Hotel	64	$1,646	$(91)	$543	$—	$4	$456
Cavallo Point, The Lodge at the Golden Gate	273	$21,678	$885	$5,698	$—	$281	$6,864
Chicago Marriott Downtown Magnificent Mile	171	$22,544	$(10,294)	$12,247	$54	$(1,192)	$815
Courtyard Denver Downtown	273	$5,042	$696	$1,135	$—	$—	$1,831
Courtyard New York Manhattan/Fifth Avenue	122	$3,980	$(4,184)	$986	$—	$760	$(2,438)
Courtyard New York Manhattan/Midtown East	273	$11,540	$(5,226)	$1,439	$2,786	$—	$(1,001)
Embassy Suites by Hilton Bethesda	273	$3,119	$(7,484)	$1,570	$—	$4,486	$(1,428)
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$—	$—	$—	$—	$—
Havana Cabana Key West	273	$10,234	$3,990	$808	$—	$—	$4,798
Henderson Park Inn	63	$1,813	$696	$150	$—	$—	$846
Hilton Boston Downtown/Faneuil Hall	273	$12,399	$(2,635)	$3,194	$—	$—	$559
Hilton Burlington Lake Champlain	273	$10,485	$2,186	$1,819	$—	$—	$4,005
Hilton Garden Inn New York/Times Square Central	151	$5,870	$(4,955)	$2,444	$—	$—	$(2,511)
Hotel Clio	273	$13,930	$(819)	$2,352	$1,983	$14	$3,530
Hotel Emblem San Francisco	273	$1,799	$(1,660)	$922	$—	$—	$(738)
Hotel Palomar Phoenix	273	$9,491	$(919)	$2,027	$—	$852	$1,960
Kimpton Shorebreak Resort	273	$13,101	$3,419	$1,235	$—	$—	$4,654
L'Auberge de Sedona	273	$23,897	$7,810	$1,284	$—	$—	$9,094
Margaritaville Beach House Key West	273	$20,942	$9,049	$2,159	$—	$—	$11,208
Orchards Inn Sedona	273	$6,492	$1,902	$246	$—	$126	$2,274
Renaissance Charleston Historic District Hotel	273	$13,491	$4,019	$1,378	$—	$—	$5,397
Salt Lake City Marriott Downtown at City Creek	273	$11,495	$(206)	$1,557	$1,555	$21	$2,927
The Gwen Hotel	273	$15,657	$(910)	$3,273	$—	$—	$2,363
The Hythe Vail	273	$18,183	$3,211	$3,019	$—	$—	$6,230
The Landing Lake Tahoe Resort & Spa	273	$8,028	$2,167	$1,268	$—	$—	$3,435
The Lexington Hotel	—	$60	$(6,618)	$1,925	$13	$16	$(4,664)
The Lodge at Sonoma Resort	273	$14,621	$720	$1,629	$799	$—	$3,148
Westin Boston Seaport District	273	$21,664	$(15,845)	$7,608	$6,250	$(367)	$(2,354)
Westin Fort Lauderdale Beach Resort	273	$35,810	$6,296	$3,217	$—	$—	$9,513
Westin San Diego Bayview	273	$11,772	$(2,341)	$2,468	$1,806	$—	$1,933
Westin Washington D.C. City Center	273	$4,664	$(7,625)	$3,229	$1,849	$—	$(2,547)
Worthington Renaissance Fort Worth Hotel	273	$16,379	$(4,051)	$3,343	$2,246	$6	$1,544
Total		$377,200	$(29,125)	$77,209	$19,341	$5,007	$72,475
Add: Prior Ownership Results (2)		$55,816	$9,604	$4,841	$—	$—	$14,445
Less: Sold Hotels (3)		$(60)	$6,618	$(1,925)	$(13)	$(16)	$4,664
Comparable Total		$432,956	$(12,903)	$80,125	$19,328	$4,991	$91,584
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3)    Represents the operating results of Frenchman's Reef and The Lexington Hotel.

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2019
				Plus:	Plus:	Plus:	Equals:
	Days of Operation	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Marriott Alpharetta	273	$14,959	$3,891	$1,389	$—	$—	$5,280
Cavallo Point, The Lodge at the Golden Gate	273	$30,600	$2,374	$5,557	$—	$221	$8,152
Chicago Marriott Downtown Magnificent Mile	273	$83,224	$12,127	$12,461	$110	$(1,192)	$23,506
Courtyard Denver Downtown	273	$8,881	$3,407	$881	$—	$—	$4,288
Courtyard New York Manhattan/Fifth Avenue	273	$11,417	$(519)	$1,330	$—	$760	$1,571
Courtyard New York Manhattan/Midtown East	273	$21,213	$(70)	$2,077	$2,891	$—	$4,898
Embassy Suites by Hilton Bethesda	273	$13,051	$(2,031)	$1,422	$—	$4,555	$3,946
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$8,798	$—	$—	$—	$8,798
Havana Cabana Key West	273	$7,351	$2,035	$740	$—	$—	$2,775
Hilton Boston Downtown/Faneuil Hall	273	$32,337	$9,124	$3,708	$—	$—	$12,832
Hilton Burlington Lake Champlain	273	$14,031	$3,917	$1,500	$—	$—	$5,417
Hilton Garden Inn New York/Times Square Central	273	$18,222	$1,731	$2,509	$—	$—	$4,240
Hotel Clio	273	$14,380	$(944)	$1,975	$2,062	$18	$3,111
Hotel Emblem San Francisco	273	$5,649	$323	$868	$—	$—	$1,191
Hotel Palomar Phoenix	273	$18,008	$2,319	$1,991	$116	$885	$5,311
Kimpton Shorebreak Resort	273	$13,704	$3,586	$1,046	$—	$121	$4,753
L'Auberge de Sedona	273	$19,259	$3,688	$1,525	$—	$—	$5,213
Margaritaville Beach House Key West	273	$12,906	$3,557	$1,033	$—	$—	$4,590
Orchards Inn Sedona	273	$5,890	$884	$713	$—	$126	$1,723
Renaissance Charleston Historic District Hotel	273	$11,566	$3,438	$1,242	$—	$(95)	$4,585
Salt Lake City Marriott Downtown at City Creek	273	$23,586	$5,120	$1,680	$1,818	$—	$8,618
The Gwen Hotel	273	$25,709	$4,030	$3,285	$—	$—	$7,315
The Hythe Vail, a Luxury Collection Resort	273	$27,989	$6,063	$3,035	$—	$—	$9,098
The Landing Lake Tahoe Resort & Spa	273	$7,618	$294	$1,179	$—	$—	$1,473
The Lexington Hotel	273	$47,872	$(1,778)	$10,697	$17	$24	$8,960
The Lodge at Sonoma Resort	273	$19,023	$3,234	$1,571	$840	$—	$5,645
Westin Boston Seaport District	273	$70,991	$6,286	$7,266	$6,506	$(180)	$19,878
Westin Fort Lauderdale Beach Resort	273	$38,246	$7,223	$4,853	$—	$—	$12,076
Westin San Diego Bayview	273	$26,333	$4,769	$3,397	$1,901	$—	$10,067
Westin Washington D.C. City Center	273	$25,238	$2,075	$3,948	$1,986	$—	$8,009
Worthington Renaissance Fort Worth Hotel	273	$31,319	$5,597	$2,927	$2,340	$6	$10,870
Total		$700,572	$104,548	$87,805	$20,587	$5,249	$218,028
Add: Prior Ownership Results (2)		$52,876	$7,210	$5,216	$—	$—	$12,426
Less: Sold Hotels (3)		$(47,872)	$(7,020)	$(10,697)	$(17)	$(24)	$(17,758)
Comparable Total		$705,576	$104,738	$82,324	$20,570	$5,225	$212,696

(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2) Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of Frenchman's Reef and The Lexington Hotel.